UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21768

Morgan Stanley Institutional Fund of Hedge Funds II LP

(Exact name of Registrant as specified in Charter)

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Arthur Lev, Esq.

Morgan Stanley Investment Management Inc.

1221 Avenue of the Americas

New York, NY 10020

(Name and address of agent for service)

COPY TO:

Leonard B. Mackey, Jr., Esq.

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

[LOGO] Morgan Stanley

ITEM 1. REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to limited partners pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

MORGAN STANLEY

INSTITUTIONAL FUND OF HEDGE

FUNDS II LP

Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Period from July 1, 2006 (Commencement of Operations) to

December 31, 2006

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Period from July 1, 2006 (Commencement of Operations) to

December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Partners and Board of Directors of

  Morgan Stanley Institutional Fund of Hedge Funds II LP

We have audited the accompanying statement of assets, liabilities and partners’ capital of Morgan Stanley Institutional Fund of Hedge Funds II LP (the “Partnership”), including the schedule of investments, as of December 31, 2006, and the related statements of operations, changes in partners’ capital and cash flows for the period from July 1, 2006 (commencement of operations) to December 31, 2006. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Partnership’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian, management of the investment funds and others. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Morgan Stanley Institutional Fund of Hedge Funds II LP at December 31, 2006, and the results of its operations, changes in its partners’ capital and its cash flows for the period from July 1, 2006 (commencement of operations) to December 31, 2006, in conformity with U.S. generally accepted accounting principles.

February 28, 2007

A Member Practice of Ernst & Young Global

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2006

Assets
Investments in investment funds, at fair value (cost $36,395,450)	$38,305,573
Short-term investments (cost $870,172)	870,172
Receivable for investments sold	1,813,654
Due from adviser	7,023
Other assets	56,884

Total assets	41,053,306

Liabilities
Management fee payable	5,884
Accrued expenses and other liabilities	196,540

Total liabilities	202,424

Net assets	$40,850,882

Partners’ capital
Represented by:
Net capital	$38,940,759
Accumulated net unrealized appreciation on investments	1,910,123

Total partners’ capital	$40,850,882

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Statement of Operations

For the Period from July 1, 2006 (Commencement of Operations) to

December 31, 2006

Investment income
Interest	$18,388

Expenses
Management fees	150,494
Accounting, administration and tax fees	134,000
Professional fees	91,105
Organization and offering costs	54,129
Custody fees	35,035
Insurance expense	1,155
Other	12,211

Total expenses	478,129
Custody fee waivers	(21,541)
Management fee waivers	(144,610)
Expense reimbursements	(61,312)

Net expenses	250,666

Net investment loss	(232,278)

Realized and unrealized gain (loss) from investments
Net realized loss from investments in investment funds	(826,963)

Net realized loss from investments	(826,963)

Net change in unrealized appreciation/depreciation on investments in investment funds	1,910,123

Net change in unrealized appreciation/depreciation on investments	1,910,123

Net realized and unrealized gain from investments	1,083,160

Net increase in partners’ capital resulting from operations	$850,882

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Statement of Changes in Partners’ Capital

	General Partner	Limited Partners	Total
Partners’ capital at July 1, 2006	$—	$—	$—

For the period from July 1, 2006* to December 31, 2006
Increase (decrease) in partners’ capital:
From operations
Net investment loss	(580)	(231,698)	(232,278)
Net realized loss from investments	(2,068)	(824,895)	(826,963)
Net change in unrealized appreciation/depreciation on investments	4,775	1,905,348	1,910,123

Net increase in partners’ capital resulting from operations	2,127	848,755	850,882

From partners’ capital transactions
Capital contributions	100,000	39,900,000	40,000,000
Reallocation of performance incentive	—	—	—

Net increase in partners’ capital from capital transactions	100,000	39,900,000	40,000,000

Total increase in partners’ capital	102,127	40,748,755	40,850,882

Partners’ capital at December 31, 2006	$102,127	$40,748,755	$40,850,882

*	Commencement of operations

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Statement of Cash Flows

For the Period from July 1, 2006 (Commencement of Operations) to

December 31, 2006

Cash flows from operating activities
Net increase in partners’ capital resulting from operations	$850,882
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation/depreciation on investments in investment funds	(1,910,123)
Net realized loss from investments in investment funds	826,963
Purchase of investments in investment funds	(39,400,000)
Proceeds from sales of investments in investment funds	2,177,587
Increase in short-term investments	(870,172)
Increase in receivable for investments sold	(1,813,654)
Increase in due from adviser	(7,023)
Increase in other assets	(56,884)
Increase in management fee payable	5,884
Increase in accrued expenses and other liabilities	196,540

Net cash used in operating activities	(40,000,000)

Cash flows from financing activities
Capital contributions	40,000,000

Net change in cash	—
Cash at beginning of period	—

Cash at end of period	$—

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Schedule of Investments

December 31, 2006

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Partners’ Capital	First Available Redemption Date**	Liquidity***
Investment Funds

Convertible Arbitrage
Lydian Partners II L.P.	7/1/2006	$1,200,000	$1,265,478	0.77%	3.10%	3/31/2007	Quarterly

Total Convertible Arbitrage		1,200,000	1,265,478		3.10

Distressed
ADM Galleus Fund	7/1/2006	1,200,000	1,172,941	0.12	2.87	6/30/2007	Quarterly

Total Distressed		1,200,000	1,172,941		2.87

Equity Long/Short - High Hedge
Highbridge Long/Short Equity Fund, L.P.	7/1/2006	1,200,000	1,314,628	1.05	3.22	3/31/2007	Quarterly

Total Equity Long/Short - High Hedge		1,200,000	1,314,628		3.22

Equity Long/Short - Opportunistic
Calypso Qualified Partners, LP	7/1/2006	1,600,000	1,823,061	1.04	4.46	3/31/2007	Quarterly
Delta Institutional, LP	7/1/2006	1,600,000	1,514,069	0.19	3.71	9/30/2008	Quarterly
East Side Capital, L.P.	7/1/2006	800,000	866,777	0.10	2.12	12/31/2007	Annually
Karsch Capital II, LP	7/1/2006	1,200,000	1,336,777	0.22	3.27	3/31/2007	Quarterly

Total Equity Long/Short - Opportunistic		5,200,000	5,540,684		13.56

Event Driven Credit
Plainfield Special Situations Onshore Feeder Fund LP	7/1/2006	1,600,000	1,671,233	0.64	4.09	6/30/2007	Quarterly

Total Event Driven Credit		1,600,000	1,671,233		4.09

Fixed Income Arbitrage
Endeavour Fund I LLC	7/1/2006	1,600,000	1,520,947	0.42	3.72	3/31/2007	Quarterly
Platinum Grove Contingent Capital Partners, L.P. (formerly, Oak Hill CCF Partners, L.P.)	7/1/2006	1,600,000	1,623,799	0.29	3.98	2/28/2007	Monthly

Total Fixed Income Arbitrage		3,200,000	3,144,746		7.70

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Schedule of Investments (continued)

December 31, 2006

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Partners’ Capital	First Available Redemption Date**	Liquidity***
Investment Funds (continued)

Macro
Brevan Howard L.P.	7/1/2006	$1,600,000	$1,620,175	0.22%	3.97%	3/31/2007	Monthly

Total Macro		1,600,000	1,620,175		3.97

Merger/Risk Arbitrage
Deephaven Event Fund LLC	7/1/2006	2,000,000	2,306,947	0.51	5.65	3/31/2007	Monthly

Total Merger/Risk Arbitrage		2,000,000	2,306,947		5.65

Mortgage Arbitrage
Ellington Mortgage Partners, L.P.	7/1/2006	1,400,000	1,483,718	0.25	3.63	9/30/2007	Annually
Highland Spectrum Fund, LP	7/1/2006	1,400,000	1,451,968	1.08	3.55	3/31/2007	Quarterly
New Ellington Credit Partners, LP	7/1/2006	1,200,000	1,220,359	0.40	2.99	9/30/2007	Annually
Structured Servicing Holdings, L.P.	7/1/2006	800,000	832,491	0.35	2.04	3/31/2007	Monthly

Total Mortgage Arbitrage		4,800,000	4,988,536		12.21

Multi-Strategy
Amaranth Capital Partners LLC	7/1/2006	795,450	242,528	0.47	0.59	(a)	(a)
Citadel Wellington LLC	7/1/2006	2,000,000	2,422,870	0.07	5.93	7/31/2008	3 Years
D.E. Shaw Composite Fund, L.L.C.	7/1/2006	2,000,000	2,213,649	0.06	5.42	3/31/2007	Quarterly
HBK Fund L.P.	7/1/2006	2,000,000	2,129,000	0.08	5.21	3/31/2007	Quarterly(b)
Polygon Global Opportunities Fund LP	7/1/2006	2,800,000	3,098,048	0.37	7.59	4/30/2007	Semi-annual

Total Multi-Strategy		9,595,450	10,106,095		24.74

Relative Value Credit
Artesian GMSCAF (Onshore) Series LP - OP2	7/1/2006	800,000	845,487	0.64	2.07	3/31/2007	Quarterly
Trilogy Financial Partners, L.P.	7/1/2006	1,000,000	1,050,767	0.29	2.57	6/30/2007	Quarterly

Total Relative Value Credit		1,800,000	1,896,254		4.64

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Schedule of Investments (continued)

December 31, 2006

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held*	Percent of Partners’ Capital	First Available Redemption Date**	Liquidity***
Investment Funds (continued)

Restructurings and Value
Amber Fund, LP	7/1/2006	$1,000,000	$1,146,851	0.47%	2.81%	3/31/2007	Quarterly
Laxey Investors L.P.	7/1/2006	1,000,000	1,075,351	0.73	2.63	1/31/2007	Monthly
One East Partners, LP	8/1/2006	1,000,000	1,055,654	0.60	2.58	3/31/2007	Quarterly	(b)

Total Restructurings and Value		3,000,000	3,277,856		8.02

Total Investments in Investment Funds		36,395,450	38,305,573		93.77

Short-Term Investments
State Street Eurodollar Time Deposit 4.25% due 1/02/07		870,172	870,172		2.13

Total Short-Term Investments		870,172	870,172		2.13

Total Investments in Investment Funds and Short-Term Investments		$37,265,622	39,175,745		95.90

Other Assets, less Liabilities			1,675,137		4.10

Total Partners’ Capital			$40,850,882		100.00%

Detailed information about all of the Investment Funds’ portfolios is not available.

*	May represent percentage ownership of a feeder investment fund, which in turn invests in a master investment fund.
**	Investments in Investment Funds may be composed of multiple tranches. The First Available Redemption Date relates to the earliest date after December 31, 2006 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the First Available Redemption Date.
***	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(a)	A withdrawal notice has been provided for full redemption from this Investment Fund. Proceeds in addition to those received in 2006 will be received periodically as the Investment Fund continues its liquidation process.
(b)	A portion of the assets of this Investment Fund are held in side pockets, which have restricted liquidity. See discussion in Note 2 to the financial statements.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Schedule of Investments (continued)

December 31, 2006

Strategy Allocation	Percent of Partners’ Capital
Multi-Strategy	24.74%
Equity Long/Short - Opportunistic	13.56
Mortgage Arbitrage	12.21
Restructurings and Value	8.02
Fixed Income Arbitrage	7.70
Merger/Risk Arbitrage	5.65
Relative Value Credit	4.64
Event Driven Credit	4.09
Macro	3.97
Equity Long/Short - High Hedge	3.22
Convertible Arbitrage	3.10
Distressed	2.87
Short-Term Investments	2.13

Total Investments in Investment Funds and Short-Term Investments	95.90%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements

December 31, 2006

1. Organization

Morgan Stanley Institutional Fund of Hedge Funds II LP (the “Partnership”) was organized under the laws of the State of Delaware as a limited partnership on May 12, 2005 and commenced operations on July 1, 2006 pursuant to an Amended and Restated Agreement of Limited Partnership (as it may be amended, modified or otherwise supplemented from time to time, the “Agreement”). The Partnership is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Partnership’s investment objective is to seek capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who employ a variety of alternative investment strategies. Investments of the Partnership are selected opportunistically from a wide range of Investment Funds in order to create a broad-based portfolio of such Investment Funds while seeking to invest in compelling investment strategies and with promising third party investment managers at optimal times. The Partnership may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley Alternative Investment Partners LP serves as the Partnership’s general partner (the “General Partner”) subject to the ultimate supervision of, and subject to any policies established by, the Partnership’s Board of Directors (the “Board”). Morgan Stanley AIP GP LP, the general partner of the General Partner, serves as the Partnership’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Partnership, subject to the supervision of the Board. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended. The General Partner and the Adviser are affiliates of Morgan Stanley. The Partnership has no fixed termination date and will continue unless the Partnership is otherwise terminated under the terms of the Agreement or unless and until required by law.

The Board has overall responsibility for monitoring and overseeing the Partnership’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Partnership or the Adviser.

Limited partnership interests of the Partnership (the “Interests”) are generally issued at the beginning of each calendar month, unless otherwise determined at the discretion of the General Partner. Additional contributions for Interests by eligible investors are accepted into the Partnership at net asset value. The Partnership may from time to time offer to repurchase Interests (or portions of them) at net asset value pursuant to written tenders made by a limited partner of the Partnership (a “Limited Partner”). Repurchases are made at such times, in such amounts and on such terms as may be determined by the Board in its sole discretion.

Each repurchase offer by the Partnership will be made with respect to Interests representing up to 20% of the current net asset value of the Partnership. In determining whether the Partnership should offer to repurchase Interests (or portions of them) from Limited Partners, the Board will consider the recommendations of the Adviser and the General Partner as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser and the General Partner expect that,

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements (continued)

1. Organization (continued)

generally, beginning in April 2007 for the repurchase period ending June 30, 2007, they will recommend to the Board that the Partnership offer to repurchase Interests (or portions of them) from Limited Partners quarterly, on each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day). In general, the Partnership will initially pay at least 90% of the estimated value of the repurchased Interests to Limited Partners as of the later of: (1) a period of within 30 days after the value of the Interests to be repurchased is determined, or (2) if the Partnership has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, within ten business days after the Partnership has received at least 90% of the aggregate amount withdrawn by the Partnership from such Investment Funds. The remaining amount will be paid out promptly after completion of the annual audit of the Partnership and preparation of the Partnership’s audited financial statements.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Partnership in preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the General Partner and Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments. Actual results could differ from those estimates.

Portfolio Valuation

The net asset value of the Partnership is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

At December 31, 2006, 97.78% of the Partnership’s portfolio was comprised of investments in Investment Funds. The remainder of the portfolio was invested in a Eurodollar time deposit. The Board has approved procedures pursuant to which the Partnership values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Partnership’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by the Investment Fund’s investment manager from time to time, usually monthly. Such valuations are generally net of management and performance incentive fees or allocations payable to the Investment Funds’ managers or general Partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements and offering memoranda. The Partnership’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. Where no fair value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its value, the Adviser will determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board and subject to Board supervision. In accordance with the Agreement, the Adviser values the Partnership’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the values of the Partnership investments may differ significantly from the values that would have been used had a ready market for the investments held by the Partnership been available.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Partnership seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Partnership might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Partnership is permitted to fully liquidate its interest in the Investment Fund, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Fund’s investment manager. At December 31, 2006, less than 0.2% of the Partnership’s net assets were invested in side pockets maintained by the Investment Funds.

Fair Value of Financial Instruments

The fair value of the Partnership’s assets and liabilities which qualify as financial instruments under Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Values of Financial Instruments,” approximates the carrying amounts presented in the Statement of Assets, Liabilities and Partners’ Capital.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Partnership is currently evaluating the impact of FAS 157.

Income Recognition and Expenses

The Partnership recognizes interest income on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The change in Investment Funds’ net asset value is included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Redemption proceeds received, whether in the form of cash or securities, are applied as a reduction of the Investment Fund’s cost, and realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Net profits or net losses of the Partnership for each of its fiscal periods are allocated among and credited to or debited against the capital accounts of all Limited Partners and the General Partner (collectively, the “Partners”) as of the last day of each month in accordance with the Partners’ investment percentages as of the first day of each month. Net profits or net losses are measured as the net change in the value of the net assets of the Partnership, including any net change in unrealized appreciation or depreciation on

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Recognition and Expenses (continued)

investments, income (net of accrued expenses) and realized gains or losses, before giving effect to any repurchases by the Partnership of Interests or portions of Interests.

Short-Term Investments

The Partnership treats all highly liquid financial instruments that have original maturities within 60 days of acquisition as short-term investments. Short-term investments are valued at cost plus accrued interest, which approximates fair value. Short-term investments are invested overnight in a short-term time deposit with the Partnership’s custodian, State Street Bank and Trust Company (“State Street”).

Income Taxes

No provision for federal, state, or local income taxes is required in the financial statements. In accordance with the U.S. Internal Revenue Code of 1986, as amended, each of the Partners is to include its respective share of the Partnership’s realized profits or losses in its individual tax returns.

For the period from July 1, 2006 (commencement of operations) to December 31, 2006, in accordance with the accounting guidance provided in the AICPA Audit and Accounting Guide, “Audits of Investment Companies,” the Partnership reclassified $232,278 and $826,963 from accumulated net investment loss and accumulated net realized loss, respectively, to net capital. This reclassification was to reflect, as an adjustment to net capital, the amounts of taxable income or loss that have been allocated to the Partners and had no effect on net assets.

In July 2006, the FASB issued Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) – an interpretation of FASB Statement 109. FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent guidance from the United States Securities and Exchange Commission allows a fund to implement FIN 48 as late as its last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. With respect to the Partnership, FIN 48 may be implemented as late as June 30, 2007. The impact to the Partnership’s financial statements, if any, is currently being assessed.

Limitation of Limited Partner Liability

Generally, except as provided under applicable law or under the Agreement, a Limited Partner shall not be liable for the Partnership’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Limited Partner, plus such Limited Partner’s share of undistributed profits and assets. Subject to applicable law, a Limited Partner may be obligated to return to the Partnership certain amounts distributed to the Limited Partner.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements (continued)

3. Management Fee, Performance Incentive, Related Party Transactions and Other

The Partnership bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Partnership’s investments in the underlying Investment Funds.

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”), as amended, between the Adviser and the Partnership, the Adviser receives a management fee for services provided to the Partnership, calculated and paid monthly at a rate of 0.0625% (0.75% on an annualized basis) of the Partnership’s net assets as of the end of business on the last business day of each month, before adjustment for any withdrawals effective on that day.

For the period from July 1, 2006 (commencement of operations) to December 31, 2006, the Partnership incurred management fees of $150,494, of which $5,884 was payable to the Adviser at December 31, 2006. The Adviser has voluntarily agreed to waive its management fees or reimburse the Partnership for expenses (other than extraordinary expenses) to the extent necessary in order to cap the Partnership’s total annual operating expenses at 1.25% of the Partnership’s net assets until June 30, 2007 or until the Partnership’s assets under management reach $150 million. For the period from July 1, 2006 (commencement of operations) to December 31, 2006, management fee waivers were $144,610 and expense reimbursements were $61,312, of which $7,023 was due from the Adviser at December 31, 2006.

Under the terms of the Agreement, the General Partner’s “Performance Incentive” for each Incentive Period, as defined below, is equal to 5% of the amount, if any, of: (1) the net profits allocated to each Limited Partner’s capital account for the Incentive Period in excess of any net losses so allocated for such Incentive Period; above (2) the greater of (a) the Limited Partner’s Hurdle Rate Amount, as defined below, for the Incentive Period or (b) any loss carryforward amounts, applicable to the Limited Partner’s capital account.

An “Incentive Period” generally corresponds to a fiscal year, but may vary with respect to Limited Partners. An Incentive Period may be composed of one or more consecutive “Sub-Periods.” The initial Sub-Period began upon the commencement of investment operations of the Partnership. Each subsequent Sub-Period begins immediately after the end of the previous Sub-Period, which occurs at the close of business on the earliest occurrence of: (i) the last day of the fiscal year; (ii) the date immediately prior to the effective date of additional purchases of Interests; (iii) the date immediately prior to the effective date of partial transfers of Interests; or (iv) the date on which the Partnership dissolves. Both the Incentive Period and the last Sub-Period within the Incentive Period terminate at the close of business on the earliest occurrence of: (i) the last day of the fiscal year; (ii) the date immediately prior to the effective date of a full transfer of Interests; or (iii) the date on which the Partnership dissolves.

The Partnership’s “Hurdle Rate” for a given Incentive Period is equal to the rate of return achieved by the Citi Three-Month U.S. Treasury Bill Index over the same Incentive Period. A Limited Partner’s “Hurdle Rate Amount” for a given Incentive Period is equal to the Hurdle Rate calculated for a given Incentive Period multiplied by the Limited Partner’s capital account balance as of the beginning of that Incentive Period. The Hurdle Rate is not cumulative and resets for each Incentive Period at the beginning of each such Incentive Period. The Performance Incentive is debited from each Limited Partner’s capital account and credited to the General Partner’s capital account at the end of each such Incentive Period. There was no

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements (continued)

3. Management Fee, Performance Incentive, Related Party Transactions and Other (continued)

Performance Incentive allocated to the General Partner for the period from July 1, 2006 (commencement of operations) to December 31, 2006.

State Street provides accounting and administrative services to the Partnership. Effective January 2, 2007, under an administrative services agreement, State Street will be paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.030% to 0.045%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the administrator. The administrative services fee will be subject to an annual aggregate minimum based on $125,000 per Morgan Stanley product. Prior to January 2, 2007, State Street was paid an administrative services fee, computed and payable monthly at an annual rate of 0.0625% of the Partnership’s monthly net assets, subject to an annual minimum of $198,000.

State Street also serves as the Partnership’s custodian. Effective January 2, 2007, under a custody services agreement, State Street will be paid a custody fee monthly based on i) the aggregate monthly net assets of certain Morgan Stanley products, including the Partnership, for which State Street serves as the custodian, and ii) investment purchases and sales activity related to the Partnership. Prior to January 2, 2007, custody fees were payable monthly based on Partnership assets held in custody and investment purchases and sales activity related to the Partnership.

The custodian has contractually agreed to waive a portion of its custody fees with respect to the Partnership during the first six months of the Partnership’s operations. For the period from July 1, 2006 (commencement of operations) to December 31, 2006, custody fee waivers were $21,541.

The Partnership is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Partnership.

At December 31, 2006, all Partners were affiliates of Morgan Stanley.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Partnership invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and equity swaps. The Partnership’s risk of loss in these Investment Funds is limited to the value of these investments as reported by the Partnership.

Options

The Partnership may utilize options and “synthetic” options written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter markets. Options are valued based on market values provided by dealers. When options are purchased over-the-counter, the Partnership bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Adviser may have difficulty closing out the Partnership’s position. Over-the-counter options also may include options on “baskets” of specific securities.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Options (continued)

The Partnership may purchase call and put options on specific securities for hedging purposes in pursuing its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option.

The Partnership may purchase call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indices will be subject to the Adviser’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

There were no option contracts outstanding as of December 31, 2006.

Swap Agreements

The Partnership may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in an attempt to obtain a particular return when the Adviser determines appropriate, possibly at a lower cost than if the Partnership had invested directly in the investment or instrument. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount, “that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, in the value of an Investment Fund, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Partnership require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations or rights under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement.

Swaps are valued based on market values provided by dealers. The Partnership is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Partnership is contractually obligated to make. If the other party to a swap defaults, the Partnership’s risk of loss consists of the net amount of payments that the Partnership contractually is entitled to receive, which may be different from the amounts recorded in the Statement of Assets, Liabilities and Partners’ Capital.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements (continued)

4. Financial Instruments with Off-Balance Sheet Risk (continued)

Swap Agreements (continued)

The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets, Liabilities and Partners’ Capital. The unrealized appreciation/depreciation, rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

There were no swap contracts outstanding as of December 31, 2006.

5. Receivable for Investments Sold

As of December 31, 2006, $1,813,654 was due to the Partnership from two Investment Funds, none of which is affiliated with Morgan Stanley. The receivable amount represents the fair value of each investment in Investment Funds net of management fees and incentive fees/allocations. Substantially all of these amounts were collected subsequent to the balance sheet date.

6. Contractual Obligations

The Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Investments in Investment Funds

As of December 31, 2006, the Partnership invested primarily in Investment Funds, none of which is affiliated with Morgan Stanley. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners in the form of management fees ranging from 0% to 3% annually of net assets and performance incentive fees/allocations ranging from 20% to 30% of net profits earned. At December 31, 2006, approximately 9.64% of the Partnership’s capital was invested in Investment Funds with the next available redemption date extending beyond one year from December 31, 2006.

For the period from July 1, 2006 (commencement of operations) to December 31, 2006, aggregate purchases and proceeds from sales of investments in Investment Funds were $39,400,000 and $2,177,587, respectively.

The cost of investments for Federal income tax purposes is adjusted for items of taxable income or loss allocated to the Partnership from the Investment Funds. The allocated taxable income or loss is reported to the Partnership by the Investment Funds on Schedule K-1s. Such tax adjustments for the period ending December 31, 2006 will be made once the Partnership has received all 2006 Schedule K-1s from the Investment Funds.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Notes to Financial Statements (continued)

8. Financial Highlights

The following represents ratios to average Limited Partners’ capital and other financial highlights information for Limited Partners. The calculations below are not annualized.

For the Period from July 1, 2006 (a) to December 31, 2006
Total return - prior to Performance Incentive	2.13%
Performance Incentive(b)	—

Total return - net of Performance Incentive(c)	2.13%
Ratio of total expenses to average Limited Partners’ capital(d)(e)	0.62%
Performance Incentive to average Limited Partners’ capital(b)	—

Ratio of total expenses and Performance Incentive to average Limited Partners’ capital(d)(e)	0.62%
Ratio of net investment loss to average Limited Partners’ capital(b)(f)	(0.58%)
Portfolio turnover	6%
Net assets at end of the period (000s)	$40,851

(a)	Commencement of operations.
(b)	There was no Performance Incentive for the period.
(c)	Total return - net of Performance Incentive is calculated as the change in Limited Partners’ capital, adjusted for contributions and withdrawals during the period, after Performance Incentive, if any, allocated to the General Partner.
(d)	Ratios do not reflect the Partnership’s proportionate share of the expenses of the Investment Funds.
(e)	The ratios of total expenses and total expenses and Performance Incentive to average Limited Partners’ capital prior to expense waivers and reimbursements was 1.19%.
(f)	Ratio does not reflect the Partnership’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total return have been calculated for the Limited Partners taken as a whole. An individual Limited Partner’s return and ratios may vary from these returns and ratios due to the timing of capital transactions.

9. Subsequent Events

At a meeting held on February 22, 2007, the Board approved the Partnership’s de-registration as an investment company under the 1940 Act, subject to necessary filings with, and approvals from, the SEC.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Partnership’s policies and procedures with respect to the voting of proxies relating to the Partnership’s Investment Funds; and (2) how the Partnership voted proxies relating to Investment Funds during the most recent period from the Partnership’s commencement of operations to June 30, 2007 will be available without charge, upon request, by calling the Partnership at 1-888-322-4675. This information will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Partnership also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Partnership’s first and third fiscal quarters on Form N-Q. The Partnership’s Forms NQ are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Partnership’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, “the most recent Form N-Q will be available without charge, upon request, by calling the Partnership at 1-888-322-4675.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen Within the Complex***	Other Directorships Held Outside the Complex
Independent Directors

Frank L. Bowman (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director and Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator - Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996 - 2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since July 2003	Private Investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006 - September 2006); Vice Chairman of Kmart Corporation (December 1998 - October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 - November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 - July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 - 1991) of the Sears Merchandise Group of Sears Roebuck & Co.	173	Director of various business organizations

Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since August 2006	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993 - 2006).	171	None

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen Within the Complex***	Other Directorships Held Outside the Complex
Independent Directors (continued)

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group Inc. 888 16th Street, NW Suite 740 Washington, D.C. 20006	Director	Director since July 2003	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991 - September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holdings company).

Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Director since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003 - September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001 - July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.

Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since August 2006	Chief Operating Officer and Managing Director Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998 - March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August1997 - December 1999).	171	Director of certain Investment funds managed or sponsored by Aetos Capital, LLC.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios Overseen Within the Complex***	Other Directorships Held Outside the Complex
Independent Directors (continued)

Michael Nugent (70) Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Board since July 2006 and Director since July 2001	General Partner of Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006), Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006), and Vice President, Bankers Trust Company and BT Capital Corporation (1984 - 1988).	173	None.

W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Director since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); President and CEO of General Motors Asset Management; formerly, Chairperson and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 - December 2005).	171	Director of GMAC (financial services) and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Director since June 2002	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

Interested Director

James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Director since July 2003	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.
***	The Complex includes all funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP. The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Officers

Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since July 2003	President (since September 2005) and Principal Executive Officer of funds in the Fund complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley: Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously Executive Vice President (July 2003 - September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001 - July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.

Barry Fink (52) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2003	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director (since July 1998) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Vice President and General Counsel of the Retail Funds; Assistant Secretary of Morgan Stanley DW Inc.; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary, and Director of Morgan Stanley Distributors Inc.; previously Secretary of the Retail Funds (February 1997 - July 2003) and General Counsel (February 1997 - April 2004) of the Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. (February 1997 - December 2001).

Amy R. Doberman (44) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of the Investment Manager and Morgan Stanley Investment Advisor Inc.; Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel - Americas, UBS Global Asset Management (July 2000 - July 2004) and General Counsel, Aeltus Investment Management, Inc. (January 1997 - July 2000).

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Information Concerning Directors and Officers (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Partnership	Term of Office/ Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Officers (continued)

Carsten Otto (43) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Chief Compliance Officer since October 2004	Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang Yu (40) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Vice President	Vice President since December 1997	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Cory Pulfrey (46) Morgan Stanley Alternative Investment Partners LP One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19428	Vice President	Vice President since January 2003	Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Alternative Investments Inc.; Lead Portfolio Manager for the Private Markets Portfolios; Formerly, Managing Director of the Weyerhaeuser Pension Fund Investment Group.

James W. Garrett (36) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Treasurer and Chief Financial Officer	Treasurer since February 2002; Chief Financial Officer since July 2003	Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc.; Treasurer and Chief Financial Officer of the Institutional Funds; previously with PriceWaterhouse LLP (now PriceWaterhouseCoopers LLP).

Noel Langlois (36) Morgan Stanley Alternative Investment Partners LP One Tower Bridge 100 Front Street, Suite 1100 West Conshohocken, PA 19428	Assistant Treasurer	Assistant Treasurer since January 2003	Executive Director of Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. and officer of various unregistered investment vehicles managed by Morgan Stanley Investment Management Inc.

Mary E. Mullin (39) Morgan Stanley Investment Management Inc. 1221 Avenue of the Americas New York, NY 10020	Secretary	Secretary since June 1999	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc.; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*	This is the date the Officer began serving the Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

MORGAN STANLEY ALTERNATIVE INVESTMENT PARTNERS LP

Morgan Stanley Institutional Fund of Hedge Funds II LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Directors

Michael Nugent, Chairperson of the Board and Director

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

W. Allen Reed

Fergus Reid

Officers

Ronald E. Robison, President and Principal Executive Officer

Barry Fink, Vice President

Stefanie V. Chang Yu, Vice President

Cory Pulfrey, Vice President

Amy R. Doberman, Vice President

Carsten Otto, Chief Compliance Officer

James W. Garrett, Treasurer and Chief Financial Officer

Noel Langlois, Assistant Treasurer

Mary E. Mullin, Secretary

Investment Adviser

Morgan Stanley AIP GP LP

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, Pennsylvania 19428

Administrator, Custodian, Fund Accounting Agent and Escrow Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, New York 10019

[LOGO] Morgan Stanley

ITEM 2. CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Exhibit C was amended to remove Barry Fink as general counsel.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit A.

(2)	Not applicable.

(3)	Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that it has one “audit committee financial expert” serving on its audit committee, each of whom is an “independent” Director: Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

[LOGO] Morgan Stanley

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2006	Registrant		Covered Entities(1)
Audit Fees	$42,000		N/A
Non-Audit Fees
Audit-Related Fees	$0		$756,000	(2)
Tax Fees	$0	(3)	$79,422	(4)
All Other Fees	$0		$531,708	(5)
Total Non-Audit Fees	$0		$1,367,130
Total	$42,000		$1,367,130

2005	Registrant		Covered Entities(1)
Audit Fees	$0		N/A
Non-Audit Fees
Audit-Related Fees	$0		$235,000	(2)
Tax Fees	$0	(3)	$52,799	(4)
All Other Fees	$0		$956,268	(5)
Total Non-Audit Fees	$0		$1,244,067
Total	$0		$1,244,067

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.
(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.
(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.
(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,1

A. Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[1]

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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B. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

C. Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

D. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

E. Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax

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advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

F. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

G. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

H. Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

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I. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

J. Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)	Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

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(f)	Not applicable.

(g)	See table above.

(h)	The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS. Refer to Item 1.

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ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.

Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services

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available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

III. GUIDELINES

A. Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

i.	General.

1.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:

•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”

2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

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3.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.	Proposals to require the company to expense stock options will be supported.

7.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.

ii. Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

1. The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.

2. Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:

(a)	If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

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(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).

iii.	Auditors

1.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the fees paid to auditors are excessive. Generally, to determine if such fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

2.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.	Proposals to indemnify auditors will not be supported.

iv.	Anti-Takeover Matters

1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.

B. Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

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1.	The following proposals generally will be supported:

•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•

Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•

Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

2.	The following proposals generally will not be supported (notwithstanding management support).

•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.

C. Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

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•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•

Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.

D. Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.

1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.

E. Items to be reviewed by the Proxy Review Committee

The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

i.	Corporate Transactions

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•

Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported where there is no portfolio manager objection and where there is no material conflict of interest and in those instances will not need to be reviewed by the Proxy Review Committee.

ii.	Compensation

•

Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•

Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

iii.	Other

•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•

Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

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•

Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

F. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

IV. ADMINISTRATION OF POLICY

A. Proxy Review Committee

1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they

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may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

B. Identification of Material Conflicts of Interest

1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

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2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

C. Proxy Voting Reports

(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

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Appendix A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section III of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may waive its rights to vote certain proxies for an underlying investment fund.

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ITEM 8. PORTFOLIO MANAGERS.

(a)(1) This information is as of March 12, 2007

Mustafa A. Jama. Mr. Jama is a Managing Director of MSIM. Effective February 2005, Mr. Jama began serving as Chief Investment Officer and Head of Liquid Markets of Morgan Stanley AIP and, since 2004, has been a portfolio manager for several liquid markets portfolios. Prior to joining MSIM in January 2004, he was with Glenwood Capital Investments where he was a senior investment professional and a member of its Investment Committee. Previously, he was a portfolio manager at Deutsche Asset Management in its hedge fund group, focusing on long/short equity, fixed income, and convertible arbitrage strategies. He holds an M.B.A. from Harvard Business School and a B.S. in civil engineering from Southern University.

George A. Shows, Ph.D. Mr. Shows is an Executive Director of MSIM, and is a portfolio manager for several liquid markets portfolios. Prior to joining MSIM, he consulted nearly exclusively for the Weyerhaeuser Pension Fund Investment Group in the area of portfolio management, including manager selection, monitoring of investments and portfolio construction. Prior to supporting Weyerhaeuser, Mr. Shows consulted for Grosvenor Capital Management, a hedge fund of funds manager. Earlier, Mr. Shows was a general partner at Tachyon Shareholders, a fixed income arbitrage manager. Before Tachyon Shareholders, he was a general partner at Princeton Newport, a fund focusing on quantitative arbitrage strategies. Mr. Shows holds a B.S. in psychology from Loyola University, Los Angeles, a M.A. in psychology from the California State University, Long Beach, a Ph.D. in mathematics from the University of California at Irvine, and a J.D. from the Law School at the University of Pennsylvania. He is currently a member of the bars of Pennsylvania and New Jersey.

José F. González-Heres. Mr. González-Heres is an Executive Director of MSIM and a portfolio manager for several liquid markets portfolios. He was promoted to Portfolio Manager in 2004 after having served as Senior Research Analyst since 2001. Prior to joining MSIM, he served as Chief Executive Officer of Suggestionator, Inc., a privately held software company. Mr. González-Heres has also worked as an Investment Banker in the Public Finance departments of Bear, Stearns & Co., Inc. and Prudential Securities Inc. Prior to his investment banking positions, Mr. González-Heres worked at IBM Corporation in Engineering, Sales, Marketing and Consulting and at IBM Credit Corporation in its Corporate Finance Department. While at IBM, he earned a U.S. and international patent for his work on algorithms. Mr. González-Heres is a past Board Member of the City of Boca Raton and Florida’s Telecommunications Advisory Board. He holds an M.B.A. from the Yale University School of Management in Finance and Investments and a B.S. in Electrical Engineering from Northwestern University.

Paresh Bhatt. Mr. Bhatt is an Executive Director of MSIM and a portfolio manager for several liquid market portfolios. He was promoted to portfolio manager in July 2004 after having served as a Research Analyst since he joined MSIM in May 2003. Prior to joining MSIM, he was a Senior Investment Analyst with SEI Investments where he managed multi-manager global equity and Europe, Australia and Far East (EAFE) portfolios as well as led due diligence activities on institutional quality funds of hedge funds. Prior to joining SEI Investments, he was an Equity Analyst for Granite Associates where he conducted equity research in the technology, media and telecom sector and monitored hedge fund investments. He has also held positions at Lehman Brothers and Bankers Trust, where he focused on credit risk management of derivatives portfolios. Mr. Bhatt began his career with the Federal Reserve Board.

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Mr. Bhatt holds an M.B.A. from the Wharton School in Finance and a B.A. in Economics from Union College.

Kevin Kuntz. Mr. Kuntz is an Executive Director of MSIM and, since joining the Adviser in 2006, has been a portfolio manager for several liquid markets portfolios. Mr. Kuntz has nearly 20 years of relevant industry experience. He is also a member of the Investment Committee. Before joining Morgan Stanley, Mr. Kuntz was a portfolio manager at Ramius HVB Partners LLC, a division of Ramius Capital LLC, where he was responsible for the long/short equity components for fund of hedge fund vehicles. Prior to that, he was portfolio manager and strategy head for long/short equity research at J.P. Morgan Alternative Asset Management. Prior to that, he worked in trading and risk management. Mr. Kuntz received a B.S. in Finance from St. John’s University.

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Vice President of MSIM and a portfolio manager for several liquid market portfolios. He was promoted to portfolio manager in September 2006 after having served as an investment analyst since he joined MSIM in September 2004. Mr. van der Zwan has more than 11 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $40 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2006.

Mustafa A. Jama George A. Shows Jose F. Gonzalez-Heres Paresh Bhatt Kevin Kuntz Mark L. W. van der Zwan	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	Three	$2.02
Other Pooled Investment Vehicles	Seven	$2.18
Other Accounts	Three	$1.32

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(a)(2)(iv) Conflicts of Interests -

THE ADVISER AND THE INVESTMENT MANAGERS

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser and Investment Manager may follow. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. Similarly, the Adviser anticipates that each Investment Manager will consider participation by the Fund or an Investment Fund in which the Fund participates in all appropriate investment opportunities that are also under consideration for investment by the Investment Manager for Investment Funds and other accounts managed by the Investment Managers, other than the Fund (“Investment Manager Accounts”, and together with the Adviser Accounts, “Other Accounts”), that pursue investment programs similar to that of the Fund. There may be circumstances, however, under which the Adviser or Investment Manager will cause one or more Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser or Investment Manager will commit the Fund’s assets. There also may be circumstances under which the Adviser or Investment Manager will consider participation by Other Accounts in investment opportunities in which the Adviser or Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

The Adviser evaluates for the Fund and for the Other Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Other Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Fund differ from those of the Other Accounts. Accordingly, the future performance of the Fund and the Other Accounts will vary.

When the Adviser determines that it would be appropriate for the Fund and one or more Other Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are

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necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Other Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or an Investment Manager for the Other Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Fund, or an Investment Fund in which the Fund participates and/or the Other Accounts, thereby limiting the size of the Fund’s or an Investment Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Other Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Other Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Investment Fund in which the Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Other Accounts, that are the same as, different from or made at a different time than, positions taken for the Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Other Accounts or the Fund.

OTHER MATTERS

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Other Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Other Account to sell, or the Investment Fund to sell and an Other Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, Trustees, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

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Future investment activities of the Adviser and its affiliates and their principals, partners, Trustees, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3) Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Components of discretionary compensation may include:

•	Cash Bonus;

•

Morgan Stanley’s Equity Incentive Compensation Program (EICP) awards – a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•

Investment Management Deferred Compensation Plan (IMDCP) awards – a mandatory program that defers a portion of discretionary year-end compensation and notionally allocates it to designated funds advised by the Adviser or its affiliates. The awards are subject to vesting and other conditions;

•

Voluntary Deferred Compensation Plans – voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors typically include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Adviser.

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•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management

(a) (4) Securities Ownership of Portfolio Managers

As of December 31, 2006, none of Mustafa A. Jama, George A. Shows, Jose F. Gonzalez-Heres, Paresh Bhatt or Mark L van der Zwan owned any securities in the Fund.

(b)	Not Applicable

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ITEM 9. PURCHASES OF EQUITY SECURITIES. Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Certifications of Principal Executive Officer and Principal Financial Officer attached to this report as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN STANLEY INSTITUTIONAL FUND OF HEDGE FUNDS II LP

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Executive Vice President
Date:	March 12, 2007

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	March 12, 2007

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	March 12, 2007